UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2008

ESS TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-26660 (Commission File Number)	94-2928582 (IRS Employer Identification No.)

48401 FREMONT BOULEVARD
FREMONT, CA (Address of principal	94538 (Zip Code)
executive offices)
Registrant’s telephone number, including area code: (510) 492-1088
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (CFR.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On April 14, 2008, Echo Technology (Delaware), Inc., a Delaware corporation and a wholly owned subsidiary of ESS Technology, Inc. (the “Company”), filed a Registration Statement on Form S-4 with the Securities and Exchange Commission. The Registration Statement relates to the proposed sale of the Company to Imperium Master Fund, Ltd. (“Imperium”). The Company previously announced that on February 21, 2008, the Company, Echo Technology (Delaware), Inc., Semiconductor Holding Corporation, a Delaware corporation and wholly owned subsidiary of Imperium, and Echo Mergerco, Inc., a Delaware corporation and a wholly owned subsidiary of Imperium, entered into an Agreement and Plan of Merger pursuant to which the Company is expected to be acquired by Imperium.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated April 16, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2008	ESS TECHNOLOGY, INC.
	By:	/s/ Robert L. Blair
Robert L. Blair
President and Chief Executive Officer

EXHIBIT INDEX
99.1	Press Release dated April 16, 2008.